SUPPLEMENT DATED NOVEMBER 6, 2001

TO PROSPECTUS DATED MAY 1, 2001 FOR

INDIVIDUAL AND GROUP VARIABLE,

FIXED AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY

CONTRACTS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information contained in your Scudder Destinations(SM) Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1. The following is added to the end of the first paragraph of the Prospectus cover page and to the end of the second paragraph appearing under "SUMMARY" on page 3 of the Prospectus:

"The Contract may be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval."

2. The following is added immediately following the section entitled "10. Guaranteed Retirement Income Benefit." appearing on page 28 of the Prospectus:

"Effective November 16, 2001, the Guaranteed Retirement Income Benefit may not be an available option under the Contract in your state. Please check with your financial representative for availability after that date."